Goodwill	12 Months Ended
Dec. 31, 2012
Goodwill [Abstract]
Goodwill

NOTE 6 – GOODWILL

During 2002, the Corporation acquired Peoples Financial Corporation and merged the Corporation’s banking operations into the Bank. Goodwill of $4,723 was realized from this transaction.

Goodwill impairment exists when a reporting unit’s carrying value of goodwill exceeds its fair value, which is determined through a two-step impairment test. Step 1 includes the determination of the carrying value of our single reporting unit, including the existing goodwill and intangible assets, and estimating the fair value of the reporting unit. We determined the fair value of our reporting unit and compared it to its carrying amount. If the carrying amount of a reporting unit exceeds its fair value, we are required to perform a second step to the impairment test.

Our annual impairment analysis as of September 30, 2012, indicated that the Step 2 analysis was not necessary. Step 2 of the goodwill impairment test is performed to measure the impairment loss. Step 2 requires that the implied fair value of the reporting unit goodwill be compared to the carrying amount of that goodwill. If the carrying amount of the reporting unit goodwill exceeds the implied fair value of that goodwill, an impairment loss shall be recognized in an amount equal to that excess.